Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings
Borrowings

12.Borrowings

As of December 31, 2022 and 2023, the contractual maturities of the borrowings are all within one year.

	December 31,	December 31,
	2022	2023
	RMB’000	RMB’000

Short-term bank loan	9,950	9,950
Total	9,950	9,950

In December 2022, Beijing Duoke entered into a RMB 9.95 million 359-day short-term borrowing contract with a bank at a fixed borrowing rate of 4.95% and was guaranteed by certain subsidiary of the Group. RMB 9.95 million was scheduled to be paid off on December 28, 2023 according to the borrowing contract.

In February 2023, Beijing Duoke entered into a RMB 9.95 million 359-day short-term borrowing contract with a bank at a fixed borrowing rate of 4.95% and was guaranteed by certain subsidiary of the Group. RMB 9.95 million was scheduled to be paid off on February 15, 2024 according to the borrowing contract.